STATE OF NORTH CAROLINA )
                        )                               L E A S E
COUNTY OF LEE           )


      THIS LEASE, Made and entered into this 1st day of February, 1992, by and between __________________, Incorporated, a North Carolina Corporation with its principal office and place of business at 4118 Triangle Drive, Charlotte, North Carolina, party of the first part, hereinafter called "LANDLORD"; and TRIANGLE BANK AND TRUST COMPANY, with an office in Raleigh, Wake County, North Carolina, party of the second part hereinafter called "TENANT";

                                  WITNESSETH:

      THAT subject to the terms and conditions hereinafter set for Landlord hereby grants, leases, and demises to the Tenant, all of that certain building and parcel of land in, the City of Sanford, WestSanford Township, Lee County, North Carolina, and more particularly described as follows, viz:

      On the northeast side of Steele Street, on the Southeast side of a 16 foot alley and east of Carthage Street, BEGINNING at the point of intersection of the northeast line of Steele Street and the southeast line of a 16 foot alley, said beginning point being 208 feet southeast of Cartage Street measured along the northeast line of Steele Street from the point of intersection of the northeast line of Steele Street and the southeast line of Carthage Street, and runs thence with the southeast line of said 16 foot alley North 56 degrees 50 minutes East 100 feet to the intersection of said alley with another alley; thence with the line of said second alley. South 33 degrees 10 minutes East 40 feet 8-1/2 inches to a point in the party wall; thence with the said party wall. South 56 degrees 50 minutes West 100 feet to the northeast line of Steele Street; thence with said northeast line of Steele Street. North 33 degrees 10 minutes West 40 feet 8-1/2 inches to the BEGINNING. Being one of the tracts described in deed dated November 30, 1965 to Southern National Realty Corporation recorded in Lee County Registry.

      Together with all vaults and fixtures presently situate on said premises.

      Together with the appurtenances thereunto belonging and Landlord's use, right of access, ingress and egress in, to, from, and over any premises, street or way abutting or adjacent to said property; and all of Landlord's rights and easements appurtenant to or used in connection with said premises.

      TO HAVE AND TO HOLD said premises for the term and upon the conditions hereinafter set forth:

      ONE. DURATION OF LEASE

      A. Term. The term of this lease shall be for one (1) year commencing on the date of occupancy by Tenant and terminating twelve (12) months thereafter, unless extended under the provisions here in.

      B. Holdover. If the Tenant should remain in possession of the demised premises after the expiration of said term, it shall be the Tenant's option to renew the Lease for two (2) additional one (1) year terms and be subject to all other terms and conditions of this lease, in the absence of a written agreement to the contrary.

      TWO. RENTAL

      A. Amount. Tenant is to pay to the Landlord option money of ONE THOUSAND ($1,000.00) commencing on the date of execution of this Lease. This option payment is non-refundable. Thereafter the rent shall be ONE THOUSAND FIVE HUNDRED ($1,500.00) DOLLARS PER MONTH. Option money of ONE THOUSAND ($1,000.00) DOLLARS shall be applied toward the first month rent if the lease is exercised within 90 days from the date of signing of this lease.

      B. Due Date. All rent  hereunder  shall be payable in advance on the fifth
(5th) day of each month for that month's rental,  during the term of this lease.

      C. If Tenant exercises renewal provision, rent shall increase by Five Per Cent (5%) per renewal period.

      THREE. USE OF PREMISES

      A. Authorized use. It is expressly agreed that the demised building shall, during the term of this lease, be used exclusively for the operation of banking operations.

      B. Unauthorized Practices. Tenant covenants and agrees that it will make no unlawful or immoral use of said premises,

      FOUR. ASSIGNMENT AND SUBLETTING

      Tenant shall not assign this lease or sublet any part of the demised premises without the prior written consent of the Landlord.

      FIVE. MAINTENANCE AND REPAIR

      A. Tenant. Tenant covenants to return said building at the termination or expiration of this lease in the same condition as at the time occupancy for rental purposes begins, fair wear and tear excepted. Maintenance of equipment and building shall be the responsibility of the Tenant.

      B. Landlord. Landlord warrants all mechanical equipment to be operable and in good condition as of the date of the commencement of this Lease.

      C. Destruction by Fire. Should the demised building be destroyed or rendered totally unfit for use and occupancy by fire or other casualty, this lease shall thereupon terminate. Should the demised building be partially destroyed or rendered partially unfit for use and occupancy by fire or other casualty, the rental shall be reduced proportionately thereto until the same are rendered for use and occupancy.

      D. Alterations, Additions and Improvements.

            1) Subject to the limitations that no substantial portion of the building on the demised premises shall be demolished or removed by Tenant without the prior written consent of Landlord, and, if necessary, of any mortgagee, Tenant may at any time during the lease term, subject to the conditions set forth below and at its own expense, make any alterations, additions, or improvements in and to the demised premises and the building. Alterations shall be performed in a workmanlike manner and shall not weaken or impair the structural strength, or lessen the value of the building on the premises, or change the purposes for which the building, or any part thereof may be used.

            2) Conditions with respect to alterations or improvements are as follows: Before commencement of any work all plans and specifications shall be filed with and approved by all governmental departments or authorities having jurisdiction and any public utility company having interest therein, and all works shall be done in accordance with the requirements of local regulations.

            3) All alterations, additions, and improvements on or in the demised premises at the commencement of the term and that may be erected or installed during the term, shall be part of the demised premises and sole property of the Landlord, except that all movable trade fixtures installed by the Tenant shall be and remain the property of the Tenant.

      SIX. TAXES

      A. Tenant. Tenant shall pay all ad valorem taxes and assessments imposed on the demised premises.

      B. Tenant. Tenant shall pay all taxes and assessments imposed upon the personal property maintained on the demised premises, and all business and privilege licenses and taxes incidental to the operation of said business.

      SEVEN. INSURANCE

      A. Tenant. The Tenant, at its sole costs and expense, shall keep the premises and the building and improvements thereon, insured to the extent of the full replacement costs thereof against loss or damage by fire with extended coverage.

      B. Tenant. The Tenant will carry insurance on its personal property and will carry public liability insurance. Tenant will upon request furnish proof of public liability insurance to Landlord.

      EIGHT. UTILITIES

      Tenant shall provide and pay for all lights, water, heat, and utility charges used in the operation of said business and the enjoyment of said premises.

      NINE. CONDEMNATION

      If during the term of this lease or any extension thereof, the whole of the demised premises shall be taken by condemnation or the threat of condemnation by competent public authority, this lease shall terminate as of the date of vesting of title. If a portion of the demised premises is taken by condemnation or the threat of condemnation and the remaining portion cannot be reasonably used by Tenant for the purpose for which they were leased, Tenant may at its option, terminate this lease, or may continue this lease as to the remaining portion on the same terms hereof, except the rental shall be reduced in proportion to the reduction in area and in usefulness of the demised premises by reason of such taking. All proceeds of any such taking shall belong solely to Landlord.

      TEN.  SUBORDINATION OF LEASEHOLD ESTATE

      The rights of the Tenant hereunder are expressly subordinate to any encumbrance that the Landlord now has or may hereafter place on said premises during the life of this lease; provided, however, Tenant shall have the right of paying such portion of said rental to the holder of said encumbrance as shall be necessary to avoid forfeiture on the part of the Landlord.

      ELEVEN.  TERMINATION  OF LEASE

      A. Option of Landlord. The Landlord shall have the right and option to declare this lease terminated and cancelled upon the happening of the following (but failure to exercise said option shall not constitute a waiver thereof):

            1) If any monthly installment of rent as herein called for remains overdue and unpaid for ten (10) days;

            2) If any Tenant shall fail, neglect, or refuse to do or perform any matter or thing herein agreed to be done and performed by said Tenant;

            3) If Tenant should be adjudged bankrupt or insolvent by any Federal or State Court;

      B. Rights Upon Termination. Upon termination or cancellation of this lease, Landlord, without any other notice or demand, may require the Tenant to vacate the premises and may enter the premises and expel the Tenant therefrom; or the Landlord may in lieu of the above or in conjunction therewith, pursue any other lawful right or remedy incidental to the relation-ship created by this lease.

      TWELVE. OPTION TO TERMINATE

      It is understood and agreed that the Tenant shall have the right to terminate this lease at the end of ninety (90) days; provided that the Tenant has not received from all regulatory agencies the required permits authorizing Tenant to operate a bank in Sanford, North Carolina. Such notice is to be given in writing and shall be deemed received on the date same is mailed to Landlord at the address as shown herein by certified mail postage prepaid. Such notice may be given at any time during said ninety (90) day period and shall be effective to terminate said Lease after the expiration of the ninety (90) day period, then this lease shall extend for the one year period as set out herein.

      THIRTEEN. NOTICES

      All notices to be given with respect to this lease, shall be in writing and shall be sent to the following addresses unless and until a party designates a new address.

      LANDLORD:     Moretti Construction,  Incorporated
                    P. 0. Box 668696
                    Charlotte, North Carolina 28266

      TENANT:       Triangle Bank & Trust Company
                    P. 0. Box 31828
                    Raleigh, North Carolina 27622

      FOURTEEN.   QUIET ENJOYMENT

      Tenant, upon paying the rent, and subject to all of the terms and covenants of this lease, on Tenant's part to be kept, observed, and performed shall quietly have and enjoy the leased premises during the term of this Lease without hinderance or melestation by any person. Landlord for itself, its successors and assigns, agrees that Tenant, its successors and assigns, quiet enjoyment of the entire premises during the term of this lease. The Landlord covenants that at the time of the execution of this lease, Landlord is in 1egal possession of the demised premises, has full right to lease the same for the term aforesaid , and will put Tenant in actual possession of the premises hereinbefore provided.

      FIFTEEN. TOTAL AGREEMENT

      This lease contains the entire agreement between the parties and cannot be changed or terminated except by written instrument subsequently executed by the parties hereto. This lease and the terms and conditions hereof apply to and are binding on the heirs, legal representative successors and assigns of the parties.

      SIXTEEN. APPLICABLE LAW

      This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

      SEVENTEEN. PARAGRAPH HEADINGS

      Paragraph headings are for convenience of reference and shall not limit the content of such paragraphs nor in any way affect the interpretation thereof.

      IN TESTIMONY WHEREOF, MORETTI CONSTRUCTION, INCORPORATED and TRIANGLE BANK AND TRUST COMPANY, have each caused these presents to be signed in their corporate names by duly authorized officers and their corporate seal to be affixed, this Lease being executed in duplicate originals, one of which is retained by each of the parties.

                        Accepted this 1st day of February, 1992.
                                      ---

                        MORETTI CONSTRUCTION, INCORPORATED

                        BY.___________/s/__________________________
                                                      President
(Corporate Seal)

            ATTEST :

            BY:______/s/_______________
                        Secretary

                       TRIANGLE BANK AND TRUST COMPANY

                       BY:____________/s/_______________________
                                                President
(Corporate Seal)


            ATTEST:


            By:__________/s/_________________
                              Secretary

STATE OF NORTH CAROLINA

COUNTY OF   Mecklenburg

      I, Kim Etters, a Notary Public, of the County and State aforesaid, certify that Edna Moretti personally came before me this day and acknowledged that he/she is SHE Secretary of MORETTI CONSTRUCTION, INCORPORATED, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ____ President, sealed with its corporate seal and attested by him/her as its Secretary.

      WITNESS my hand and notarial seal, this the 1st day of February, 1992.


                                          _________/s/____________________
                                                NOTARY PUBLIC

My commission expires.
April 1992
----------



STATE OF NORTH CAROLINA

COUNTY OF LEE

      I, Linda A. Fouchee, a Notary Public, of the County and State aforesaid, certify that Stephen R. Salisbury personally came before me this day and acknowledged that he/she is Secretary of TRIANGLE BANK AND TRUST COMPANY, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ____ President, sealed with its corporate seal and attested by him/her as its _____ Secretary.

      WITNESS my hand and notarial seal, this the 4th day of February, 1992.


                                          _____Linda A. Fouchee_______________
                                                NOTARY PUBLIC

My commission expires:
9/26/94

Addendum to the lease made and entered into this 1st day of February, 1992, by and between Moretti Construction, incorporated, a North Carolina corporation with its principal office and place of business at 4118 Triangle Drive, Charlotte, North Carolina, party of the first part, hereinafter called "Landlord"; and Triangle Bank and Trust Company, with an office in Raleigh, Wake County, North Carolina, party of the second part, hereinafter called "Tenant";

      Page 3
      Section Five. Maintenance and Repair

      B.    Landlord.

      Sentence to be added will be the following:

            Landlord will keep all outside walls, including plate glass windows, and roof of the building in proper and substantial repair.

Accepted this 7th day of February, 1992.

Moretti Construction, Incorporated by:    (Corporate Seal)


__________/s/_______________               Attested by:
Fred Moretti, President

                                           ____/s/_______________
                                           Robert Putze

Triangle Bank and Trust Company by:        (Corporate Seal)


___________/s/___________________          Attested by:
Michael S. Patterson, President

                                           ______/s/___________________
                                           Stephen R. Salisbury, Secretary

Check from Triangle Bank and Trust Company
No. 13793
Pay to the Order of:  Moretti Construction, Inc.
$1,000.00

RE: Lease, made and entered into the first day of February 1992 by and between Moretti Construction, Inc. and Triangle Bank and Trust Company.

Whereas, the Triangle Bank and Moretti Construction have agreed to amend the lease as follows:

ONE.  Duration of Lease

A.    Term.

      The term of this lease shall be for two (2) years commencing on the date of occupancy by tenant and terminating twenty four (24) months thereafter, unless extended under the provision herein.

B.    Hold Over.

      Tenant's option to renew the lease for three (3) additional years.

TWO.  Rental

A.    Amount.

      Tenant is to pay landlord $1,500.00 per month until and including March 1994.

      The rent shall be $1,700.00 (One Thousand Seven Hundred dollars per month) as of April 1, 1994.

The above amendments are subject to all other terms and conditions of lease dated February 1, 1992.

Accepted By:

TRIANGLE BANK & TRUST COMPANY


___________/s/_____________________       3/11/93
Charlie T. Bowers, Jr.                    Date

MORETTI CONSTRUCTION, INC.

___________/s/_____________________       9 March 93
Fred Moretti, President                   Date

                       FIRST AMENDMENT OF LEASE AGREEMENT

      THIS FIRST AMENDMENT OF LEASE AGREEMENT, made and entered into this the 22nd day of October , 1996 by and between MORETTI CONSTRUCTION INCORPORATED, a North Carolina Corporation, (hereinafter referred to as "Lessor") and, TRIANGLE BANK, a North Carolina Banking Corporation, (hereinafter referred to as "Lessee"):

                              W I T N E S S E T H:

      WHEREAS, Lessor and Lessee, entered into a Lease Agreement dated the 1st day of February, 1992, for the lease of certain premises (the "Demised Premises") located in 129 South Steele Street, in the City of Sanford, State of North Carolina all as more particularly described in the Lease, and WHEREAS, Lessor and Lessee now desire to amend the said Lease, NOW, THEREFORE, in consideration of the premises and in consideration of the covenants and conditions set forth herein and in the Lease Agreement, the parties hereby amend and modify the aforesaid Lease Agreement as follows:

      1. This amendment and its provisions shall be effective April 1, 1997.

      2. Lessor elects to extend the term of the Lease through March 31, 1998.

      3. Effective April 1, 1997, the rent shall be as follows:

                        $ 1,832.77 per month
                        $21,992.25 per annum

      4. All other terms and conditions of the Lease Agreement dated February 1, 1992, shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed the day and year first above written.

                        LESSEE:     TRIANGLE BANK


                        By:_______/s/___________________
                           __EV_____ President


ATTEST:

By: ____/s/__________________
    _____ Secretary

                        LESSOR:     MORETTI CONSTRUCTION
                                    INCORPORATED

                                    BY:_________/s/___________________
                                       _____ President


ATTEST:


By: ________/s/______________
    _____ Secretary

(Affix Corporate Seal)



STATE OF North Carolina
COUNTY OF Wake

      I, Deborah C. Birkenmeyer, a Notary Public for said County and State, do hereby certify that Susan C. Gilbert personally appeared before me this day and being duly sworn, acknowledged that she is Secretary of TRIANGLE BANK, a North Carolina Banking Corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its Exec. V.P., and sealed with its corporate seal.

      Witness my hand and notarial seal this the 22nd day of October, 1996.


(OFFICIAL SEAL)                     Deborah C. Birkenmeyer
                                    Notary Public

My Commission Expires:  7-2-2000

STATE OF North Carolina
COUNTY OF Mecklenburg

      I, Judy Strickland, a Notary Public for said County and State, do hereby certify that Fred Moretti personally appeared before me this day and being duly sworn, acknowledged that he is President of MORETTI CONSTRUCTION, INCORPORATION, a North Carolina Corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its Secretary, and sealed with its corporate seal.

      Witness my hand and notarial seal this the 29th day of October, 1996.
                                                 ----        -------
(OFFICIAL SEAL)                     Judy Strickland
                                    ---------------
                                    Notary Public

My Commission Expires:   9-1-98
                         ------

Prepared by and return to: Smith, Anderson, Blount, Dorsett
                           Mitchell & Jernigan, L.L.P. (DSC)
                           P. 0. Box 2611, Raleigh, NC 27602

NORTH CAROLINA

LEE COUNTY

                                          ASSIGNMENT OF LEASE

      THIS ASSIGNMENT OF LEASE ("Assignment") is made and entered into effective as of June 20, 1997, by TRIANGLE BANK, a North Carolina banking corporation ("Assignor"), and CAPITAL BANK, a North Carolina banking corporation ("Assignee"), and joined in by MORETTI CONSTRUCTION, INCORPORATED, a North Carolina corporation ("Landlord").

                                   WITNESSETH:

      WHEREAS, Landlord and Assignor have entered into a Lease dated February 1, 1992, as amended as of February 7, 1992, March 11, 1993 and October 22, 1996 (the "Lease"), a memorandum of which was recorded on __________, 199__, in Book ______, Page ____, Lee County Registry, for premises located in Sanford, Lee County, North Carolina and specified in the Lease (the "Premises"); and,

      WHEREAS, Assignor and Assignee have reached an agreement whereby Assignor will assign the Lease, including without limitation all of Assignor's rights and options contained therein, to Assignee, and Assignee will accept the Lease from Assignor; and,

      WHEREAS, Landlord has agreed to such assignment of the Lease by Assignor to Assignee, subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Assignment of Lease, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

      1. Assignor hereby assigns, transfers and conveys unto Assignee all of Assignor's right, title and interest as tenant in, to and under the Lease, upon the following terms and conditions.

            A. The effective date of this Assignment shall be the date hereof (the "Effective Date") and possession of the Premises will be delivered by Assignor to Assignee as the Effective Date;

            B. Assignee shall be liable for the payment of the monthly rent and for the payment of any and all other costs and expenses which accrue under the Lease from and after the Effective Date and continuing for the remainder of the term of the Lease, provided, however, that it is expressly agreed by the parties hereto that Assignor shall be and remain solely responsible for all costs and expenses due Landlord under the Lease which are due and owing as of the Effective Date, or which arise out of any breach by Assignor of any terms or conditions of the Lease prior to the Effective Date;

            C. The Premises are subject to any easements, rights-of-way, restrictions or other matters affecting title to the Premises.

      2.    Assignee hereby agrees as follows:

            A. Assignee accepts the assignment of the Lease, assumes and agrees to perform directly any and all of the duties and obligations of Assignor as tenant under the Lease which accrue from and after the Effective Date, and agrees to abide by the terms and conditions of the Lease; and

            B. Assignee agrees to defend, indemnify and hold harmless Assignor from and against any and all claims, damages and liabilities arising from or relating to the Lease as to matters occurring after the Effective Date.

      3.    Assignor hereby confirms and agrees as follows:

            A. Assignor is the sole tenant under the Lease and is the sole owner of the tenant's interest thereunder, and Assignor has not previously assigned the Lease or any interest therein or sublet the Premises, or otherwise encumbered Assignor's leasehold interest thereunder, in whole or in part;

            B. The Lease has not been modified or amended except as noted above, and the Lease is in full force and effect as of the date hereof;

            C. Assignor is not in default under any of the terms, covenants or conditions of the Lease, and all rent and other payments due and payable under the Lease as of the date hereof have been paid; and

            D. Assignor agrees to defend, indemnify and hold harmless Assignee from and against any and all claims, damages and liabilities arising from or relating to the Lease as to matters occurring prior to and as of the Effective Date.

      4. Landlord hereby agrees to and accepts the assignment of the Lease by Assignor to Assignee and hereby releases and discharges Assignor from any duties and obligations as tenant under the Lease which accrue from and after the Effective Date.

      5.  This  Assignment  shall  not  be  changed,  modified,   discharged  or
      terminated orally or in any other manner other than by a written agreement signed by the parties hereto or their respective successors or assigns.

      IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective as of the date first above written.

                        LANDLORD:   MORETTI CONSTRUCTION,
                        INCORPORATED

                        BY:_________/s/_________________________
                           ____________ President

(CORPORATE SEAL)

ATTESTED:

BY:   /s/ Edna S. Moretti
      ---------------------
      ____________ Secretary

                              ASSIGNOR:         TRIANGLE BANK

                                                BY:_______/s/____________
                                                   _Senior Vice__ President

(CORPORATE  SEAL)

ATTESTED:

BY: ___/s/_________________
        __Asst._____ Secretary

                              ASSIGNEE:         CAPITAL BANK

                              BY:________/s/___________________
                                 _________ President

(CORPORATE SEAL)

ATTESTED:

BY:________/s/______________
   _________ Secretary

STATE OF NORTH CAROLINA
COUNTY OF Mecklenburg

      I, Richard H. Bruce, a Notary Public for said County and State, do hereby certify that Fred Moretti personally appeared before me this day and being duly sworn, acknowledged that he/she is ____ President of Moretti Construction, Incorporated, a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, and sealed with its corporate seal.

      Witness my hand and notarial seal this the 13th day of June, 1997.
                                                 ----

(OFFICIAL SEAL)                           /s/ Richard H. Bruce
                                          ---------------------
                                          Notary Public
My Commission Expires:  3/28/98
                        -------

STATE OF NORTH CAROLINA
COUNTY OF Wake

      I, Susan B. Mennard, a Notary Public for said County and State, do hereby certify that Stephen R. Salisbury personally appeared before me this day and being duly sworn, acknowledged that he/she is Assist. Secretary of Triangle Bank, a North Carolina banking corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its Senior Vice President, and sealed with its corporate seal.

      Witness my hand and notarial seal this the 9th day of June, 1997.

(OFFICIAL  SEAL)                    /s/ Susan B. Mennard
                                    --------------------
                                    Notary Public

My Commission Expires:  11-29-97
                        --------

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


STATE OF NORTH CAROLINA
COUNTY OF Wake

      I, Cathi Taylor, a Notary Public for said County and State, do hereby certify that David A. Ehmig personally appeared before me this day and being duly sworn, acknowledged that he/she is Secretary of Capital Bank, a North Carolina banking corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, and sealed with its corporate seal.

      Witness my hand and notarial seal this the 20th day of June, 1997.
                                                 ----

(OFFICIAL SEAL)                           /s/ Cathi Taylor
                                          ----------------
                                          Notary Public

My Commission Expires:  3-24-2007
                        ----------

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